EXHIBIT 10.46

	  515 Penn Street
	  PO Box 141
	  Reading PA 19603
	  610 655 8109
	  Fax 610 655 8208

	  Philip B Shober
	  Vice President

                                         								CORESTATES
					                                         			HAMILTON BANK

AMH (Arrow Medical Holdings) B.V.
c/o Arrow International, Inc.
P. 0. Box 12888
Reading, PA 19612

Attn.:  Mr. John Broadbent, Jr.
	Vice President - Finance

Dear John:

I am very pleased to advise you that CoreStates Bank, N.A. ("Bank") has approved an unsecured bullet loan to AMH (Arrow Medical Holdings)
B.V. ("Borrower") as follows:

	Principal Amount of Loan        20 Million Dutch Guilders

	Interest Rate                   Adjusted LIBOR plus .75%, or
                            					a fixed rate as quoted

	Repayment Schedule              Interest quarterly or at the
                            					expiration of an interest
				                            	rate period (whichever is
				                            	sooner); principal due at
				                            	maturity on July 31, 2001

	Use of Proceeds                 Refinance construction of
                            					plant in Czech Republic

This loan shall have the corporate suretyship of Arrow International, Inc. ("Guarantor"). The Borrower is a wholly-owned subsidiary of the Guarantor. The form of suretyship ("Guaranty") shall contain a confession of judgment clause.

The conditions applicable to this credit facility are as follows:

	A. The ratio of the Guarantor's "total liabilities" to "tangible net worth" shall not exceed 1.50 to 1 (tested quarterly).

	B. The ratio of the Guarantor's "cash flow" to "debt service" shall meet or exceed 1.25 to 1, tested annually based on the consolidated audited financial statement. ("Cash flow" defined as Net Income plus Depreciation, plus
		Amortization, minus Dividends, minus Capital
		Expenditures not funded by Bank financing or equity


AMH (Arrow Medical Holdings) B.V.
c/o Arrow International, Inc.
Page Two

		injection, plus interest. "Debt Service" defined as scheduled principal payments on long term debt during the year, plus interest.)

	 C. "All General Conditions" as described in the Letter Agreement dated February 25, 1993 between the Bank and the Guarantor shall also apply hereto. These General Conditions are restated below.

		a. Receipt of annual consolidated audited financial statement of the Guarantor prepared by an independent accounting firm acceptable to the Bank, within 120 days after the close of the fiscal year

		b. Receipt of quarterly company-prepared financial statements of the Guarantor.

		c. All of the credit facilities now or hereafter outstanding between the Bank, Borrower,
			Guarantor, or any of the Guarantor's wholly-owned subsidiaries shall be cross-defaulted, such that a default under any of the credit facilities shall, without more, constitute a default under all of the credit facilities.

		d. The Guarantor will not merge into, or consolidate with, one or more corporations where the Guarantor is not the surviving corporation, or be a party to any transaction involving the transfer, or pledging as collateral, of any material portion of its assets, revenues, or properties to or with any lender or other Creditor, or any other corporation or other Person, or resulting in any material change of control of the Guarantor, without the prior written consent of the Bank.

		e. Any change in the senior management personnel of the Guarantor must be promptly disclosed in writing to the Bank.

	 D. All other terms and conditions as outlined in the Commercial Promissory Note and Addendum thereto of even date herewith, the terms of which are incorporated herein by reference.

All costs incurred by the Bank on connection with the extension and/or establishment of the credit facilities as outlined above, including but not limited to the reasonable fees of Bank's legal counsel shall be paid by the Borrower.

The Borrower has not breached and is not in violation of any environmental protection law, rule, or regulation. The Borrower further agrees to notify the Bank in writing immediately of any such breach or violation.



AMH (Arrow Medical Holdings) B.V.
c/o Arrow International, Inc.
Page Three


The availability of the foregoing is also contingent upon the execution and delivery to the Bank of such other loan documentation, including commercial loan notes, corporate borrowing resolutions, and other documentation ("Related Documentation") as may be required by the Bank. The terms and conditions of this Letter shall survive the execution and/or delivery of any other documentation and shall remain in full force and effect until all obligations of the Borrower to the Bank are performed and paid in full. Any failure by the Borrower and/or the Guarantor to fulfill and perform any of their obligations to the Bank hereunder or under the credit facilities provided or extended herein shall be deemed a default hereunder, under all other obligations of the Borrower and/or the Guarantor, and under any related documentation. Any default under or pursuant to any other obligations of the Borrower and/or the Guarantor or under any related documentation shall be deemed a default hereunder and under the credit facilities provided or extended herein.

Please acknowledge your concurrence with these terms and conditions by signing, dating and returning the enclosed copy of this letter to the Bank.

Sincerely,



Philip B. Shober
Vice President

PBS/pl

July 11, 1996

Enclosures

ACKNOWLEDGMENT PAGE FOLLOWS.



AMH (Arrow Medical Holdings) B.V.
c/o Arrow International, Inc.
Page Four



			       ACKNOWLEDGMENT
			       --------------

			  The terms and conditions outlined in this letter are hereby accepted and agreed to, intending to be legally bound this 17th day of July, 1996.

			  AMH (ARROW MEDICAL HOLDINGS) B.V.

			  By:     /s/Marlin Miller, Jr.
				  -------------------------------------
				  Marlin Miller, Jr., Managing Director

			  By:     /s/John Broadbent, Jr.
				  --------------------------------------
				  John Broadbent, Jr., Managing Director



			  GUARANTOR:

			  ARROW INTERNATIONAL, INC.


			  By:     /s/Marlin Miller, Jr.
				  -------------------------------------
				  Marlin Miller, Jr., Managing Director

			  By:     /s/John Broadbent, Jr.
				  --------------------------------------
				  John Broadbent, Jr., Managing Director




For Bank Use Only




			  COMMERCIAL PROMISSORY NOTE
								CORESTATES

$20,000,000 Guilder                                             July 17, 1996
-------------------                                             -------------
	FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CORESTATES BANK, N.A.*, a national banking association (the "Bank"), organized under the laws of the United States of America, through its offices in London and in the manner and place set forth in the attached Addendum to Commercial Promissory Note, the terms of which are incorporated herein and shall be controlling, the principal sum of Twenty Million Guilder, currently of The Netherlands, plus interest, as set forth in the Addendum.


ADDITIONAL TERMS OF THIS NOTE - EACH OF THE FOLLOWING
PROVISIONS SHALL APPLY TO THIS NOTE, TO ANY EXTENSION OR MODIFICATION HEREOF AND TO THE INDEBTEDNESS EVIDENCED HEREBY, EXCEPT AS OTHERWISE EXPRESSLY STATED ABOVE OR IN A SEPARATE WRITING SIGNED BY BANK AND BORROWER.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration) or, if earlier, when such principal balance is actually paid to Bank. If the rate at which interest accrues is based on the "Prime Rate", that term is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Said per annum rate of interest shall change each time Bank's prime rate shall change, effective on and as of the date of the change. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

PREPAYMENT - If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence. any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account, and in all proceeds of any such personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

EVENTS OF DEFAULT - Each of the following shall be an Event of
Default hereunder: (a) the nonpayment when due of any amount payable under this Note or under any obligation or indebtedness to Bank of
Borrower or any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, including endorsers, guarantors and sureties (each such person is referred to as an "Obligor");
(b) if Borrower or any Obligor has failed to observe or perform any other existing or future agreement with Bank of any nature whatsoever; (c) if any representation, warranty, certificate, financial statement or other information made or given by Borrower or any Obligor to Bank is materially incorrect or misleading; (d) if Borrower or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against Borrower or any Obligor under any bankruptcy or insolvency law; (e) the entry of any judgment against Borrower or any Obligor which remains unsatisfied for 15 days or the issuance of any attachment, tax lien, levy or garnishment against any property of material value in which Borrower or any Obligor has an interest; (f) if any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against Borrower or any Obligor or against any property of Borrower or any Obligor; (g) the dissolution, merger, consolidation or change in control (as control is defined in Rule 12b-2 Under the Securities Exchange Act of 1934), of
any Borrower which is a corporation or partnership, or the sale or transfer of any substantial portion of any of Borrower's assets, or if any agreement for such dissolution, merger, or consolidation, change in control, sale or transfer is entered into by Borrower, without the written consent of Bank; (h) the death of any Borrower or Obligor who is a natural person; (i) if Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have, a material adverse effect on the financial condition or creditworthiness of Borrower or any Obligor, or on the ability of
Borrower or any Obligor to perform its obligation evidenced by this
Note; (j) if Borrower shall fail to remit promptly when due to the appropriate government agency or authorized depository, any amount collected or withheld from any employee of Borrower for payroll taxes, Social Security payments or similar payroll deductions; (k) if any Obligor shall attempt to terminate or disclaim such Obligor's liability for the indebtedness evidenced by this Note; (l) if Bank shall reasonably and in good faith determine and notify Borrower that any collateral for this Note or for the indebtedness evidenced hereby is insufficient as to quality or quantity; (m) if Borrower shall fail to pay when due any material indebtedness for borrowed money other than to Bank; or (n) if Borrower shall be notified of the failure of Borrower or any Obligor to provide financial and other information promptly when reasonably requested by
Bank.  IF THIS NOTE IS PAYABLE ON DEMAND, Bank's right to demand payment hereof shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if this Note is payable on demand, Bank may demand payment at any time.
------------------------------------------------------------------------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton
Bank
8979-C 10/93

BANK'S REMEDIES - Upon the occurrence of one or more Events of Default (including, if this Note is payable on demand, any Event of Default resulting from Borrower's failure to make any payment hereunder when demanded), unless Bank elects otherwise, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to Borrower or any Obligor, and Bank may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder or under any agreement or otherwise under applicable law against Borrower, any Obligor and any collateral. Bank may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto. Upon the occurrence of any such Event of Default or at any time thereafter, Bank may, at its option, and upon five days written notice to Borrower, begin accruing interest on this Note, at a rate not to exceed five percent (5%) per annum in excess of the greater of (a) the rate of interest provided for above, or (b) the Prime Rate in effect from time to time on the unpaid principal balance hereof; provided, however, that no interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable on demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower and each Obligor when addressed to Borrower and deposited in the mail postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's record.

DISBURSEMENTS AND PAYMENTS - The proceeds of this Note, or any portion thereof, may be credited by Bank to the deposit account of Borrower, or disbursed in any other manner requested by Borrower and approved by Bank. If Borrower so requests, Bank may, at its option, disburse the proceeds of this Note in more than one disbursement on the same or different dates, but except as otherwise agreed by Bank in writing, no action taken by Bank in response to any such request shall be deemed to create or shall imply the existence of any commitment or obligation to pay or credit the undisbursed portion of this Note. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in Borrower's name for any and all payments of principal or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest payable hereunder, Borrower agrees to pay Bank, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - If Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or approval of any governmental authority or any third party is required in connection with the execution, delivery and performance of this Note.

WAIVER, ETC. - Borrower and each Obligor waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank.
All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest or against which it has a right of setoff or against any particular Obligor. All representations, warranties and agreements herein are made jointly and severally by each Borrower. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. In the event that any due date specified or otherwise provided for in this Note shall fall on a day on which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during period of postponement. This
Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon each Borrower and each Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL
PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY
MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE
RELATIONSHIP EVIDENCED HEREBY.  EACH UNDERSIGNED
PARTY HEREBY IRREVOCABLY SUBMITS TO THE
NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL
COURT LOCATED IN ANY COUNTY OF THE COMMONWEALTH
OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE
AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH
JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE
VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY.  EACH
UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN
ANY SUCH PROCEEDING, MAY BE DULY EFFECTED UPON IT
BY MAILING A COPY THEREOF, BY REGISTERED MAIL,
POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY
HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF
THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL
PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY
MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR
OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO
THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY.
THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO
ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.

-------------------------------------------------------------------------
Name of Corporation
or Partnership                 AMH (Arrow Medical Holdings) B.V.


By:   /s/Marlin Miller, Jr.             By:  /s/John Broadbent, Jr.
      --------------------------------       --------------------------------
      (Signature of Authorized Signer)       (Signature of Authorized Signer)

Marlin Miller, Jr., Managing Director   John Broadbent, Jr., Managing Director

(Print or Type Name and Title of Signer Above)
                           				(Print or Type Name and Title of Signer Above)

INDIVIDUALS SIGN BELOW

----------------------                  --------------------------- (Seal)
(Signature of Witness)                  (Signature of Individual Borrower)


-------------------------------------    ------------------------------
(Print or Type Name of Above Witness)
                           				(Print or Type Name of Borrower Signing Above)


----------------------                   -------------------------- (Seal)
(Signature of Witness)                  (Signature of Individual Borrower)


-------------------------------------    ------------------------------
(Print or Type Name of Above Witness)
                           				(Print or Type Name of Borrower Signing Above)



                        				   GUARANTY

CORESTATES

	This Guaranty is made and entered into by the undersigned, and by each of them if more than one (the "Guarantor"), for the benefit of CoreStates Bank, N.A.*, a national banking association (the "Bank").

1. OBLIGOR. the "Obligor" means the following person or entity, and if more than one, any or all of the following persons or entities:

			AMH (Arrow Medical Holdings) B.V.
			---------------------------------
2. OBLIGATIONS. The "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Obligor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Obligor under or in connection with existing and future loans and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Obligor) under or in connection with any of the foregoing. If the term "Obligor" includes more than one person or entity, the Obligations shall include all Obligations of any one or more of such persons or entities, whether such Obligations are individual, joint, several or joint and several.

3. UNCONDITIONAL GUARANTY. In consideration of any existing Obligations and any Obligations which may hereafter arise or be incurred, each Guarantor, intending to be legally bound absolutely and unconditionally (and jointly and severally if more than one) guaranties to Bank the payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations.
The obligations of the Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

4. COST OF ENFORCEMENT. Each Guarantor agrees jointly and severally if more than one) to pay Bank all costs and expenses (including reasonable attorneys' fees) at any time incurred by Bank in the enforcement of this Guaranty against any Guarantor.

5. PAYMENT BY GUARANTOR. Payment by each Guarantor is due upon demand by Bank and is payable in immediately available funds in Dutch Guilders at CoreStates Bank, London, England.

6. CONTINUING GUARANTY. This Guaranty shall continue in full force and effect with respect to each Guarantor and may not be revoked until all existing Obligations and all Obligations hereafter incurred or arising have been paid, performed and satisfied in full. Notwithstanding the foregoing, any Guarantor may, by written notice to Bank, terminate its liability hereunder with respect to Obligations which are not Pre-Termination Obligations as hereinafter defined. Such notice shall be ineffective unless sent via certified mail to: Special Notices Section, Commercial Loan Services, CoreStates Bank, N.A., P. 0. Box 3850, F.
C. 6-93-1-42, Lancaster, PA 17604

The burden of establishing (i) that Bank has received any termination notice hereunder and (ii) the day on which such notice was received shall be on Guarantor. In the event that Bank receives an effective termination notice from Guarantor in accordance with the provisions of this paragraph, such termination shall not affect Guarantor's liability (a) for Obligations incurred or arising on or prior to the tenth day following receipt by Bank of such termination notice, or any earlier day, on which Bank determines in good faith that the appropriate Bank officers have actual knowledge of Bank's receipt of such notice (the "Termination Effective Date"), (b) for Obligations which are renewals, modifications, amendments, extensions, substitutions, replacements or rollovers of, or which consist of accrued interest on, Obligations incurred or arising on or prior to the Termination Effective Date, or (c) for Obligations incurred or arising pursuant to a commitment existing on the Termination
Effective Date under which Bank was obligated to extend credit or make payments to Obligor or for Obligor's account, all Obligations referred to in this sentence being hereinafter collectively called "Pre-Termination Obligations". It is understood that for purposes of this Guaranty and regardless of any conflicting agreement between Bank and any Obligor, all payments on and other reductions of the Obligations subsequent to the Termination Effective Date (other than payments made by Guarantor in respect of the Guaranty itself) shall, unless Bank elects otherwise in writing, be applied first to Obligations other than Pre-Termination Obligations, and then to Pre-Termination Obligations. It is further understood that the provisions of the preceding sentence shall be applicable regardless of the amount of any new Obligations incurred or arising subsequent to the Termination Effective Date.

7. WAIVERS AND CONSENTS BY GUARANTOR. Each Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following:
(a) any waiver, inaction, delay or lack of diligence by Bank in enforcing its rights against any Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to any Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and the absence of notice thereof to any Guarantor, taken by Bank or any Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to any Obligor or of any claim, right or remedy against any Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Bank in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, and (g) the waiver of any rights of Bank under or any action taken or omitted by Bank with respect to any other guaranty of the Obligations.

8. OTHER AGREEMENTS BY GUARANTOR. Each Guarantor agrees that there shall be no requirement that Bank document its acceptance of this Guaranty, evidence its reliance thereon, or that Bank take any action against any person or any property prior to taking action against any Guarantor. Each Guarantor further agrees that Bank's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy or insolvency law. Each Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Bank may elect.

9.      SUBROGATION AND SIMILAR RIGHTS.  No Guarantor will exercise any rights with respect to Bank or any Obligor related to or acquired in connection with or as a result of its making of this Guaranty which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full. Until such time, any such rights against the Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Bank now or hereafter has against the Obligor. If any amount shall be paid to any Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Bank, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to
Bank to be applied in whole or in part by Bank against the Obligations, whether matured or unmatured, in such order as the Bank shall determine in its sole discretion. If Guarantor shall make payment to the Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full, Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Bank and shall remain fully subject and subordinate to Bank's right to collect any other amounts which may thereafter become due to the Bank by the Obligor in connection with the Obligations.
------------------------------------------------------------------------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton
Bank



10. REINSTATEMENT OF LIABILITY. If any claim is made upon the Bank for repayment or recovery of any amount or amounts received by Bank in payment or on account of any Obligations and Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

11. SECURITY INTEREST. Each Guarantor hereby assigns to the Bank and grants to the Bank a security interest in any balance or assets in any deposit or other account of such Guarantor in or with the Bank whenever and so long as any of the Obligations shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff.

12. FINANCIAL INFORMATION ON GUARANTOR. Each Guarantor hereby agrees to provide the Bank with such information on the business affairs and financial condition of such Guarantor as the Bank from time to time may reasonably request and to notify the Bank of any change in the address of such Guarantor. In the event that such Guarantor fails to comply with a request for information as herein agreed, within ten (10) days after receipt of the request, such Guarantor upon demand by the Bank agrees to purchase from the Bank without representation, warranty or recourse the Obligations and to pay therefor the unpaid principal amount of all such Obligations, including interest thereon to the date of purchase.

13. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with Bank's rights and remedies against Guarantor under any existing or future agreement pertaining or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Bank in writing. If Bank holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of each Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Bank in writing.

14. CONFESSION OF JUDGEMENT: WARRANT OF ATTORNEY - Each Guarantor irrevocably authorizes and empowers any attorney or any clerk of court of record, upon the occurrence of a default or an Event of Default under or in connection with any of the Obligations, or at any time thereafter, to appear for and confess judgment against such Guarantor for the full amount of such Guarantor's liability under paragraph 3 hereof, with or without declaration with costs of suit and release of errors, without stay of execution and with an amount not to exceed the greater of five percent (5%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Guaranty, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Guaranty. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified by the Federal Emergency Management Agency as having special flood hazards if the community in which such area is located is participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

15. GUARANTOR'S ADDRESS. Guarantor warrants and represents that the address set forth below is Guarantor's correct mailing address and agrees immediately to notify Bank in the event of any change therein.

16. MISCELLANEOUS. (a) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by each Guarantor and Bank, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. (c) The obligations of each Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which such Guarantor may now or hereafter have against Bank or any Obligor, except payment of the Obligations, and shall not be affected by any change in Obligor's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Obligor. (d) This Guaranty shall (i) be binding on each Guarantor and its personal representatives, estate, heirs, successors and assigns, and (ii) inure, together, with all rights and remedies of Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank. (e) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

17.     CONSENT TO JURISDICTION AND VENUE. IN ANY
LEGAL PROCEEDING INVOLVING, DIRECTLY OR
INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED
TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED
HEREBY, EACH UNDERSIGNED PARTY HEREBY
IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION OF ANY STATE OR FEDERAL COURT
LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF
PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND
AGREES NOT TO RAISE ANY OBJECTION TO SUCH
JURISDICTION OR TO THE LAYING OR MAINTAINING OF
THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY.
EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF
PROCESS IN ANY SUCH PROCEEDING MAY BE DULY
EFFECTED UPON IT BY MAILING A COPY THEREOF, BY
REGISTERED MAIL, POSTAGE PREPAID, TO EACH
UNDERSIGNED PARTY.

18.     WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY
HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF
THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL
PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY
MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR
OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED
TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED
HEREBY.  THIS PROVISION IS A MATERIAL INDUCEMENT
FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS
GUARANTY.

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the 17th day of July 1996.

	ARROW INTERNATIONAL, INC.
	-------------------------
NAME OF CORPORATION OR PARTNERSHIP GUARANTOR


ADDRESS
By:     /s/Marlin Miller, Jr.               By:  /s/John Broadbent, Jr.
	---------------------                    ----------------------
	Marlin Miller, Jr., President    John Broadbent, Jr., Vice President



INDIVIDUALS OR PROPRIETORS SIGN BELOW

      ---------     ----------------------    ------------------------
       WITNESS       ADDRESS OF GUARANTOR      SIGNATURE OF GUARANTOR

      ---------     ----------------------    ------------------------
       WITNESS       ADDRESS OF GUARANTOR      SIGNATURE OF GUARANTOR



                    				   ADDENDUM
				                          TO
		             COMMERCIAL PROMISSORY NOTE ("Note")

Note Dated:             July 17, 1996
Maker/Borrower:         AMH (Arrow Medical Holdings) B.V.
Payee/Bank/Lender:      CoreStates Bank, N.A.
Principal Amount:       20,000,000.00 Dutch Guilder

	This Addendum is a part of and is hereby incorporated into the Note. In the event of any inconsistency between the terms of the Note and the terms of this Addendum, the terms of this Addendum shall control.

1.      Interest Rates and Due Date.
	---------------------------
	1.1 The entire principal balance outstanding hereunder shall bear interest for each day during each Interest Period hereafter established at a rate per annum to be selected by the Borrower, subject to the conditions set forth herein, from among the following interest rate options:

	(a) "Interest Rate Option A": the LIBOR Rate plus three-quarters of one percent (0.75%); or

	(b) "Interest Rate Option B": a fixed rate of interest for a specified Interest Period quoted by the Lender and accepted by the Borrower quoted by the Lender and accepted by the Borrower.

	1.2 As used herein, the "LIBOR Rate" means the interest rate per annum determined by averaging the respective rates at which deposits in Dutch Guilder are offered to leading banks in the London Interbank Market at the Lender's request at or about
	11:00 a.m. prevailing London time two (2) Working Days before the date that the LIBOR Rate shall become applicable hereto, for a period of time comparable to the Interest Period to be made applicable hereto and in an amount comparable to the principal amount outstanding hereunder.

	1.3     As used herein, "Interest Period" shall mean:

	(a) with respect to Interest Rate Option B described hereinabove, such period of time as the Lender shall specify in conjunction with the quotation of the fixed rate; or

	(b) with respect to Interest Rate Option A described hereinabove, the following:





		(i)     initially, the period commencing on the
		borrowing or    conversion date, as the case may be,
		with respect to such LIBOR Rate and ending one, two, three, six or twelve months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

		(ii) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such LIBOR Rate and ending one, two, three, six or twelve months thereafter, as selected by the Borrower by irrevocable notice to the Lender;

		provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

		(1) if any Interest Period pertaining to the LIBOR Rate would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

		(2) any LIBOR Rate Interest Period that would otherwise extend beyond the Due Date of this Note shall end on the Due Date of this Note; and

		(3) any Interest Period pertaining to a LIBOR Rate that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month.

	1.4 The selection by Borrower of an interest rate permitted pursuant to Section 1.1 hereinabove, as well as the acceptance by Borrower of an interest rated quoted by the Lender pursuant to Interest Rate Option B, shall be accomplished by the Borrower delivering to Lender its irrevocable written notice at least two (2) Business Days prior to the proposed starting date of an Interest Period for Interest Rate Option B or at least two (2) Working
	Days prior to the proposed starting date of an Interest Period for Interest Rate Option A. Such written notices from Borrower to
	Lender shall be deemed given when received by the Lender and may be transmitted by regular mail, delivery service or telecopier addressed to the "Attention of Loan Administration" at the following address:

	      CoreStates Bank, N.A. - London
	      Centurion House

	      24 Monument Street
	      London EC 3R 8AJ
	      England
	      Telecopier:     071 623 5346

	1.5 All outstanding and unpaid principal, accrued and unpaid interest and any other sums remaining unpaid hereunder shall be due and payable in full on July 31, 2001 (the "Due Date"). Prior to the Due Date, Borrower shall pay interest quarterly, at the end of each calendar quarter, or at the expiration of the applicable Interest Period, if same occurs prior to the end of the then current calendar quarter.

	1.6 The Borrower may on the last day of any Interest Period prepay this Note in whole or in part, without premium or penalty, upon at least two (2) Working Days' irrevocable notice to the Lender while Interest Rate Option A is in effect or upon two (2) Business Days' irrevocable notice to the Lender while Interest Rate Option B is in effect, specifying the date and the amount of prepayment. Any prepayment prior to the conclusion of an Interest Period shall be accompanied by the Breakage Costs. Partial prepayments shall be in an aggregate principal amount of $100,000.00 or a whole multiple of $50,000.00 in excess thereof. Principal amounts prepaid prior to the Due Date hereunder may not be reborrowed.

	1.7 As used in this Addendum, the following terms shall have the following meanings:

		(a) "Breakage Costs" shall mean the aggregate amount of such costs and fees as are determined by Lender in its sole reasonable discretion to be applicable and payable upon the prepayment, prior to the conclusion of the then applicable Interest Period as to which Interest Option A is in effect, of all or any portion of this Note, including but not limited to any loss, including loss of interest income, costs or expenses arising from the redeployment of funds and fees payable to terminate the deposits from which such funds were obtained.

		(b) "Business Day" or "Business Days" shall mean any day or days other than a Saturday, Sunday, a public holiday under the laws of the Commonwealth of Pennsylvania and/or the United States of America, or other day on which banking institutions are authorized or obligated to close in Philadelphia, Pennsylvania.

		(c) "Working Day" shall mean any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

	1.8     Inability to Determine Interest Rate.  If prior to the first
		------------------------------------
	day of any Interest Period:

		(a) the Lender shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, or

		(b) the Lender shall have determined that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lender (as conclusively certified by the Lender) of maintaining the loan evidenced by the Note during such Interest Period,

	the Lender shall give telecopy or telephonic notice thereof to the Borrower as soon as practicable thereafter. If such notice is given, and until the same is withdrawn by the Lender in writing, Interest Rate Option A shall be unavailable and Interest Rate Option B shall be applicable hereto.

2.      Procedure for Borrowing.  The full principal sum shall be
	-----------------------
advanced by the Lender to the Borrower concurrently with the execution of this Note and all related documentation executed in connection herewith, and shall be paid to or on behalf of the Borrower in accordance with the Borrower's written instructions.

3.      Payments.
	--------
	3.1 Any payment to be made by the Borrower hereunder shall be made in immediately available cleared funds in Dutch Guilder before 2:00 o'clock p.m. London time on the date on which payment thereof is due by Borrower's payment to Rabo Bank, Utrecht The Netherlands (SWIFT address RABONL2U), for the account of CoreStates Bank, N.A. - London (Account No. 390804959A00NLG).

	3.2 All sums required to be paid under this Note shall be paid in full without setoff or counterclaim.

	3.3     Taxes.  All payments made by the Borrower under this
		-----
	Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding, in the case of the Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Lender (excluding a connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Note) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called ("Taxes"). If any Taxes are required to be withheld from any amounts payable to the Lender hereunder, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Note. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Subsection 3.3 shall survive the payment of this Note and all amounts payable hereunder.

4.      Requirements of Law.  In the event that after the date hereof, any
	-------------------
change in any law, regulation or treaty or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

		(i) subjects or shall subject the Lender to any tax of any kind whatsoever with respect to this Note, the loan made hereunder, or changes the basis of taxation of payments to the Lender of principal, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of the Lender); or

		(ii) imposes, modifies or holds or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender, which reserve, special deposit, compulsory loan or similar requirement is not otherwise included in the determination of the interest rate hereunder; or

		(iii) imposes or shall impose on the Lender any other condition;

and the result of any of the foregoing is to, directly or indirectly, increase the cost to the Lender of making, renewing or maintaining advances or extensions of credit or to reduce any account receivable thereunder then, in any such case, the Borrower shall promptly pay the Lender, upon its demand, any additional amounts necessary to compensate the Lender for such additional cost or reduced account receivable. If the Lender becomes entitled to claim any additional amounts pursuant to this section, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. The good faith determination as to any additional amounts payable pursuant to the foregoing sentence by the Lender shall be conclusive in the absence of manifest error. This covenant shall survive the payment of this Note and the payment of all amounts payable hereunder.

	(b) If the Lender shall have determined that the adoption of or any change in any requirement of law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any governmental authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material then from time to time, after submission by the Lender to the Borrower of a written request therefor, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

	(c) Notwithstanding any other provision herein, if the adoption of or any change in any requirement of law or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain LIBOR Rate loans as contemplated herein, (a) the commitment of the Lender hereunder to make the LIBOR Rate available, continue the LIBOR Rate as such and convert this Note to the LIBOR Rate shall forthwith be cancelled and (b) the sum then outstanding hereunder at the LIBOR Rate, if any, shall be converted automatically to Interest Rate Option B on the last day of the then current Interest Period with respect thereto or within such earlier period as required by law. If any such conversion occurs on a day which is not the last day of the then current Interest Period, the Borrower shall pay to the Lender the Breakage Costs.

5.      Currency Conversion.  If any amount paid to or for the account of
	-------------------
or recovered by the Lender in a currency ("Relevant Currency") other than the currency in which it is expressed to be due or required to be paid under this Note (the "Due Currency") and the amount paid or recovered in the Relevant Currency when converted into the Due Currency (by the Lender purchasing the Due Currency with the amounts so paid or recovered in the London foreign exchange market at or about 10:00 a.m.
on the date of receipt after meeting all costs and expenses incurred in effecting such purchase (save that if such date is not a Working Day, on the next succeeding Working Day) is less than the relevant amount originally due under this Note, the Borrower shall as a separate and independent obligation immediately reimburse the Lender in the Due
Currency in respect of the amount of the shortfall and shall indemnify the Lender against any direct loss or damage arising as a result of a failure to make such reimbursement. If the payment made in the Relevant
Currency when converted at the applicable rate of exchange into the Due Currency exceeds the relevant unpaid amount originally due under this Note, then the Lender shall, after meeting all costs and expenses incurred in effecting the purchase of the Due Currency with the Relevant Currency and so long as no Event of Default shall then be subsisting, pay to the Borrower an amount equal to the amount of such excess.

6.      Indemnity.  The Borrower agrees to indemnify the Lender and to
	---------
hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (a) default by the Borrower in conversion into or continuation of a LIBOR Rate Interest Period after the Borrower has given a notice requesting the same in accordance with the provisions of this Note, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Note or (c) the making of a prepayment while Interest Option A is in effect on a day which is not the last day of the Interest Period with respect thereto, including, without limitation, the Breakage Costs. This covenant shall survive the payment of this Note and all amounts payable hereunder.

7. References in this Addendum and/or in the Note to either the "Note" or the "Addendum" shall be deemed to be references to both the Note and this Addendum, unless the context clearly requires otherwise.

	IN WITNESS WHEREOF, the Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Addendum as of the day and year first above written.

					 BORROWER:
					 --------
					 AMH (ARROW MEDICAL HOLDINGS) B.V.



				By:     /s/Marlin Miller, Jr.
					-------------------------------------
					Marlin Miller, Jr., Managing Director


				Attest: /s/John Broadbent, Jr.
					-------------------------------------
					John Broadbent, Jr. Managing Director

		      EXPLANATION AND WAIVER OF RIGHTS
		      REGARDING CONFESSION OF JUDGMENT

1. On the date hereof, Arrow International, Inc., a(an) corporation (the "Obligor") is signing and delivering to CoreStates Bank, N.A. (the "Bank") a:

     ___   Promissory note in the principal sum of Dollars ($_____________);

      X    Guaranty of Obligations of AMH (Arrow Medical Holdings) B.V.
     ---                              ---------------------------------
       	   Other_______________________________________________________
     ---
(as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

	(a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

	(b) Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

	(c) The Obligor is agreeing that the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

	(d) The Obligor may be giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation;

	(e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized; and

	(f) If the Obligation is the Bank's printed form of Master Demand Note, Commercial Promissory Note or Security
Agreement, or a Master Note Agreement prepared by the Bank, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligation.



2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (f) of paragraph 1 above.

3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

4. Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

5. If the Obligor is an individual, the Obligor certifies that his/her annual income exceeds $10,000.00.



Dated this 17th day of July, 1996.


THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER
PRIOR TO SIGNING THE OBLIGATION AND FULLY
UNDERSTANDS ITS CONTENTS.



			ARROW INTERNATIONAL, INC.
			---------------------------------
			[Name of Corporation/Partnership]

By:     /s/Marlin Miller, Jr.         By: /s/John Broadbent, Jr.
	-----------------------------     -----------------------------------
	Marlin Miller, Jr., President     John Broadbent, Jr., Vice President
	-----------------------------     -----------------------------------
	   (Print name and Title)                (Print name and Title)



	INDIVIDUALS OR PROPRIETORS SIGN BELOW

	       --------------------        ----------------------------------
		(Witness Signature)         (Signature of Individual Obligor)


	       --------------------        ----------------------------------
		(Witness Signature)         (Signature of Individual Obligor)





CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the 17th day of July, 1996, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared Marlin Miller, Jr. and John H. Broadbent, Jr. who acknowledged themselves to be the President and Vice-President of Arrow International, Inc. and that they, as such officers, being authorized to do so, executed the foregoing Explanation and Waiver of Rights Regarding Confession of Judgment for the purposes therein contained by signing the name of the corporation by themselves as such officers. And said Marlin Miller, Jr. and John H. Broadbent, Jr. did further certify and acknowledge that they received a true, correct and complete copy of the foregoing Explanation and Waiver of Rights Regarding Confession of Judgment.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

  /s/ Maureen C. Zielaskowski
  ---------------------------           Notarial Seal
  Notary Public                         Maureen C. Zielaskowski, Notary Public
  My Commission Expires July 27, 1998   Bern Twp., Berks County
  Seal                                  My Commission Expires July 27, 1998



	PARTNERSHIP ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the ______ day of ______, 19__, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared ______________ who acknowledged himself/herself/themselves to be General Partner(s) of _________________, a partnership, and who, I am satisfied is/are the person(s) named in and who executed the within Explanation and Waiver of Rights Regarding Confession of Judgment and he/she/they severally acknowledged that he/she/they signed, sealed and delivered the same as the act and deed of the said partnership for the uses and purposes therein expressed by signing the name of the partnership by himself/herself/themselves as partner(s). And said __________ and that they, each did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


	Notary Public
	My Commission Expires
	Seal

	INDIVIDUAL ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the _________ day of _______, 19__, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared ____________ who, I am satisfied is/are the person(s) named in and who executed the within Explanation and Waiver of Rights
Regarding Confession of Judgment and he/she/they did severally acknowledge that he/she/they signed, sealed and delivered the same as his/her/their act and deed for the uses and purposes therein expressed. And said __________________ did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


	Notary Public
	My Commission Expires
	Seal